Income Taxes	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012
Income Tax Disclosure [Abstract]
Income Tax Disclosure
Income Taxes
The Company calculates its interim income tax provision by applying its best estimate of the annual expected effective tax rate to its ordinary year-to-date income or loss. The tax or benefit related to significant, unusual or extraordinary items that will be separately reported or reported net of their related tax effect are individually computed and recognized in the interim period in which those items occur.
The computation of the annual estimated effective tax rate at each interim period requires certain estimates and significant judgment including, but not limited to, the expected operating income for the year, projections of the proportion of income earned and taxed in foreign jurisdictions, permanent and temporary differences as a result of differences between amounts measured and recognized in accordance with tax laws and financial accounting standards, and the likelihood of recovering deferred tax assets. The accounting estimates used to compute the provision for income taxes may change as new events occur, additional information is obtained or as the tax environment changes. To the extent that the estimated annual effective tax rate changes during a quarter, the effect of the change on the prior quarters is included in the tax expense for the current quarter.
For the three month period ended March 31, 2013, the Company recorded a tax provision of $62 million, which represented an effective tax rate of 36.9%. For the three month period ended March 31, 2012, the Company recorded a tax provision of $82 million, which represented an effective tax rate of 37.1%. These rates differ from the U.S. federal income tax rate of 35.0% due primarily to state tax expense.
The Company's tax years 2013 and 2012 are currently under examination by the Internal Revenue Service (“IRS”). The Company files Federal tax returns on a consolidated basis with its parent company, Liberty. The Company, or one of its subsidiaries, files income tax returns in various states and foreign jurisdictions. As of March 31, 2013, the Company, or one of its subsidiaries, was under examination in California, Minnesota, New Jersey, New York, New York City, North Carolina and Pennsylvania, as well as in Japan, Germany and the U.K.
The amounts of the tax-related balances due to Liberty at March 31, 2013 and December 31, 2012 were $56 million and $70 million, respectively, and were included in accrued liabilities in the accompanying condensed consolidated balance sheets.
The Company entered into a Tax Liability Allocation and Indemnification Agreement (the “Agreement”), dated April 26, 2004, with Liberty Interactive LLC. The Agreement establishes the methodology for the calculation and payment of income taxes in connection with the consolidation of the Company with Liberty for income tax purposes. Generally, the Agreement provides that the Company will pay Liberty Interactive LLC an amount equal to the tax liability, if any, that it would have if it were to file as a consolidated group separate and apart from Liberty, with exceptions for the treatment and timing of certain items, including but not limited to deferred intercompany transactions, credits, and net operating and capital losses. To the extent that the separate company tax expense is different from the payment terms of the Agreement, the difference is recorded as either a dividend or capital contribution.

(13) Income Taxes
Income tax expense (benefit) consisted of the following:

	Years ended December 31,
(in millions)	2012	2011	2010
Current:
U.S. federal	$369	313	282
State and local	23	28	(8)
Foreign jurisdiction	136	117	112
Total	528	458	386
Deferred:
U.S. federal	(121)	(97)	(87)
State and local	(7)	(15)	(4)
Foreign jurisdiction	(6)	(4)	(13)
Total	(134)	(116)	(104)
Total income tax expense	$394	342	282
Pre-tax income was as follows:

	Years ended December 31,
(in millions)	2012	2011	2010
QVC-U.S.	$865	785	663
QVC-Japan	253	199	187
QVC-Germany	29	32	27
QVC-U.K.	(17)	(2)	(6)
QVC-Italy	(49)	(60)	(38)
Consolidated QVC	$1,081	954	833
Total income tax expense differs from the amounts computed by applying the U.S. federal income tax rate of 35% as a result of the following:

	Years ended December 31,
	2012	2011	2010
Provision at statutory rate	35.0%	35.0%	35.0%
State income taxes, net of federal benefit	1.0%	0.9%	(1.0)%
Foreign taxes	1.3%	1.3%	1.2%
Change in valuation allowance	—%	—%	(0.2)%
Foreign earnings repatriation	(1.1)%	(1.1)%	(1.0)%
Permanent differences	0.1%	—%	(0.5)%
Other, net	0.1%	(0.3)%	0.4%
Total income tax expense	36.4%	35.8%	33.9%
The tax effects of temporary differences that give rise to significant portions of the deferred income tax assets and deferred income tax liabilities are presented below:

	December 31,
(in millions)	2012	2011
Deferred tax assets:
Accounts receivable, principally due to the allowance for doubtful accounts and related reserves for the uncollectible accounts	$29	31
Inventories, principally due to obsolescence reserves and additional costs of inventories for tax purposes pursuant to the Tax Reform Act of 1986	39	39
Allowance for sales returns	33	31
Deferred compensation	27	33
Unrecognized federal and state tax benefits	31	32
Accrued liabilities	29	27
Other	42	42
Subtotal	230	235
Valuation allowance	(1)	(1)
Total deferred tax assets	229	234
Deferred tax liabilities:
Depreciation and amortization	(1,455)	(1,579)
Cumulative translation of foreign currencies	(33)	(51)
Total deferred tax liabilities	(1,488)	(1,630)
Net deferred tax liability	$(1,259)	(1,396)
The valuation allowance for deferred tax assets was $1 million at December 31, 2012 and 2011. The current and prior year valuation allowance exists, in part, due to the uncertainty of whether or not the benefit of certain foreign tax credits will ultimately be utilized for income tax purposes.
The Company has recognized tax benefits from the exercise of employee stock options that reduced taxes payable and were credited to additional paid-in capital. The amount of the tax benefits were $29 million, $8 million and $7 million for the years ended December 31, 2012, 2011 and 2010, respectively.
The Company entered into a Tax Liability Allocation and Indemnification Agreement (the “Agreement”), dated April 26, 2004, with Liberty Interactive LLC (“Liberty LLC”). The Agreement establishes the methodology for the calculation and payment of income taxes in connection with the consolidation of the Company with Liberty for income tax purposes. Generally, the Agreement provides that the Company will pay Liberty LLC an amount equal to the tax liability, if any, that it would have if it were to file as a consolidated group separate and apart from Liberty, with exceptions for the treatment and timing of certain items, including but not limited to deferred intercompany transactions, credits, and net operating and capital losses. To the extent that the separate company tax expense is different from the payment terms of the Agreement, the difference is recorded as either a dividend or capital contribution. The differences recorded during the years ended December 31, 2012, 2011 and 2010 were $47 million in dividends, $10 million in dividends and $40 million in net capital contributions, respectively, and related primarily to foreign tax credits recognized by QVC that are creditable under the Agreement when and if utilized in Liberty's consolidated tax return. The amounts of the tax-related balance due to Liberty at December 31, 2012 and 2011 were $70 million and $21 million, respectively, and are included in accrued liabilities in the accompanying consolidated balance sheets.
The Company has provided for U.S. income taxes on the undistributed earnings of foreign subsidiaries. The Company expects the amount of foreign tax credits available on those undistributed earnings to offset the U.S. income tax liability and to result in an incremental benefit related to the increased utilization of foreign tax credits. The amount of the U.S. income tax benefit recorded in the years ended December 31, 2012, 2011 and 2010 on those undistributed earnings was $12 million, $10 million and $8 million, respectively.
A reconciliation of the 2012 beginning and ending amount of the liability for unrecognized tax benefits is as follows:

(in millions)
Balance at January 1, 2012	$99
Decreases related to prior year tax positions	(11)
Increases related to current year tax positions	10
Settlements	(2)
Lapse of statute	(1)
Balance at December 31, 2012	$95
Included in the balance of unrecognized tax benefits at December 31, 2012 are potential benefits of $62 million (net of $33 million federal tax benefit) that, if recognized, would affect the effective rate on income from continuing operations.
The Company recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in other income (expense). The amount of reported interest expense (income) on unrecognized tax benefits during the years ended December 31, 2012, 2011 and 2010 was $1 million, $(1) million and $(5) million, respectively. The Company had approximately $22 million and $21 million of interest expense accrued at December 31, 2012 and 2011, respectively. The Company reported no penalty expense in 2012 and penalty expense of $1 million on unrecognized tax benefits during the years ended December 31, 2011 and 2010, respectively.
The Company has tax positions for which the amount of related unrecognized tax benefits could change during 2013. These include federal transfer pricing and nonfederal tax issues. The amount of unrecognized tax benefits related to the transfer pricing issue could increase by less than $1 million in 2013 as a result of potential settlements and revisions to settlement estimates. The amount of unrecognized tax benefits related to nonfederal tax issues could have a net decrease of $6 million in 2013 as a result of potential settlements, lapsing of statute of limitations and revisions to settlement estimates.
The Company participates in a consolidated federal return filing with Liberty. As of December 31, 2011, the Company's tax years through 2008 are closed for federal income tax purposes, and the IRS has completed its examination of the Company's 2009, 2010, and 2011 tax years. The Company's 2012 tax year is being examined currently as part of the Liberty consolidated return under the IRS's Compliance Assurance Process (“CAP”) program. The Company is currently under examination in the states of California, Minnesota, New York, North Carolina, New Jersey, Pennsylvania, New York City, and in the U.K., Germany and Japan.